Exhibit 99.1

DocGo Announces Increase in Full-Year 2021 Guidance

Annual revenues expected to reach over $290 million, Adjusted EBITDA of at least $12 million

December 1, 2021 -- (New York, NY) – DocGo, a leading provider of last-mile mobile health services and integrated medical mobility solutions (Nasdaq:DCGO), announced today that it is updating and increasing its full-year 2021 guidance for both revenues and Adjusted EBITDA1. The Company now expects 2021 revenues in the $290 million - $300 million range, compared to the most recent guidance of $260 million. This increase is largely being driven by higher-than-expected Mobile Health revenues, reflecting the extension of certain key contracts, as well as recent contract wins. Adjusted EBITDA is now projected to be at least $12 million, compared to the most recent guidance of $10 million. The higher Adjusted EBITDA reflects the increased revenue expectation mentioned above, partially offset by continued investment in several areas, designed to position the Company for growth in 2022 and beyond.

“We are gratified that DocGo continues to deliver tremendous results as we execute on our vision of providing high quality, highly affordable healthcare for all,” said Stan Vashovsky, CEO of DocGo. "We look forward to continue to deliver shareholder value, and the highest quality of care for the patients whose lives we touch each and every day.”

DocGo Mobile Health Solutions go far beyond traditional telehealth capabilities, delivering true “last-mile” services with unique solutions that plug seamlessly into existing care ecosystems. The company’s workforce provides additional specialty medical training to its more than 3,500+ healthcare providers, giving them the skills necessary to perform more advanced procedures outside of the typical scope of work for EMTs and paramedics.

DocGo currently operates in 28 U.S. states and the UK, and has licenses pending in an additional 21 states. The company offers a continuum of care for patients with new innovations such as integrated telehealth and mobility systems which allow for greater coordination between providers at different stages of treatment or recovery from an injury or illness.

1 Adjusted EBITDA is a non-GAAP measure. See “Non-GAAP Measure” at the end of this release for a discussion of this measure, including certain limitations thereof, and a reconciliation to net income (loss), the most directly comparable GAAP measure.

About DocGo

DocGo is a leading provider of last-mile mobile care services and integrated medical mobility solutions. DocGo is disrupting the traditional four-wall healthcare system by providing care at the scale of humanity. DocGo's innovative technology and dedicated field staff of certified health professionals elevate the quality of patient care and drive business efficiencies for facilities, hospital networks, and health insurance providers. With Mobile Health, DocGo empowers the full promise and potential of telehealth by facilitating healthcare treatment, in tandem with a remote physician, in the comfort of a patient's home or workplace. Together with DocGo's integrated Ambulnz medical transport services, DocGo is bridging the gap between physical and virtual care. For more information, please visit www.docgo.com.

Cautionary Statement Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended) concerning DocGo. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) our plans, objectives and intentions with respect to future operations, services and products, (ii)  our competitive position and opportunities, and (iii) other statements identified by words such as "may", "will", "expect", "intend", "plan", "potential", "believe", "seek", "could", "estimate", "judgment", "targeting", "should", "anticipate", "predict" "project", "aim", "goal", “outlook”, “guidance”, and similar words, phrases or expressions. These forward-looking statements are based on management's current expectations and beliefs, as well as assumptions made by, and information currently available to, management, and current market trends and conditions. Forward-looking statements inherently involve risks and uncertainties, many of which are beyond our control, and which may cause actual results to differ materially from those contained in our forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect current or future results include possible accounting adjustments made in the process of finalizing reported financial results; any risks associated with global economic conditions and concerns; the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as the COVID-19 coronavirus pandemic; competitive pressures; pricing declines; rates of growth in our target markets; our ability to improve gross margins; cost-containment measures; legislative and regulatory actions; the impact of legal proceedings and compliance risks; the impact on our business and reputation in the event of information technology system failures, network disruptions, cyber-attacks, or losses or unauthorized access to, or release of, confidential information; and the ability of the company to comply with laws and regulations regarding data privacy and protection. We undertake no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measure

"GAAP" refers to financial information presented in accordance with U.S. Generally Accepted Accounting Principles. This announcement includes Adjusted EBITDA, a measure calculated other than in accordance with GAAP. This non-GAAP financial measure is provided in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. DocGo defines Adjusted EBITDA as earnings before investment income, interest expense, taxes, depreciation, amortization, stock-based compensation, litigation provisions and merger-related expenses. Internally, this non-GAAP measure is used by management for purposes of evaluating DocGo's core operating performance, establishing internal budgets, calculating return on investment for development programs and growth initiatives, comparing performance with internal forecasts, strategic planning, evaluating and valuing potential acquisition candidates, and benchmarking performance externally against competitors. DocGo believes this non-GAAP financial information provides additional insight into our financial performance and future prospects of the company's core business and have therefore chosen to provide this information to investors to help them evaluate our results of operations and enhance the ability to make period-to-period comparisons. Other companies, including companies in our industry, may not use Adjusted EBITDA or may calculate it differently than as presented below, limiting Its usefulness as a comparative measure. In evaluating these non-GAAP measures, you should be aware that in the future we will incur expenses that are the same as or similar to some of the adjustments made in the calculations of Adjusted EBITDA and our presentation of it herein should not be construed to mean that our future results will be unaffected by such adjustments.

DocGo does not provide a reconciliation of forward-looking Adjusted EBITDA guidance to net income, the most directly comparable GAAP measure, because the impact and timing of certain of the adjustments cannot be determined without unreasonable efforts due to their inherent variability, complexity, and unpredictability. These items, which are necessary for a presentation of a reconciliation to net income, could have a potentially significant impact on DocGo’s GAAP results.

Investor Contacts:

Blueshirt Capital Advisors
Melanie Solomon or Michael Anderson
ir@docgo.com

Media Contact

Janine Warner

Crowe PR

docgo@crowepr.com

619-794-0114, ext. 722